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                                                                    EXHIBIT 99.1

                              EMPLOYMENT AGREEMENT

            AGREEMENT made this 7th day of February, 2003, effective February 1, 2003 by and between MARY JANE JOHNSON, residing in Tampa, Florida at the most recent residence address contained in Executive's personnel file (hereinafter referred to as the "Executive") and COMPREHENSIVE CARE CORPORATION, a Delaware corporation with principal offices located at 200 South Hoover Boulevard, Building 219, Suite 200, Tampa, Florida 33609, (hereinafter referred to as the "Company").

                              W I T N E S S E T H :

            WHEREAS, the Company, through its wholly-owned subsidiary corporations, is currently engaged in the principal business of providing various managed behavioral health care services through various contract service agreements; and

            WHEREAS, the Company desires to continue to benefit from the executive talent and ability of Executive, and to continue to engage Executive as its President and Chief Executive Officer; and

            WHEREAS, Executive and the Company previously entered into an Employment Agreement dated July 8, 1999, effective as of July 2, 1999 (the "1999 Employment Agreement"), as amended; and

            WHEREAS, Executive and the Company intend this Employment Agreement to supersede the 1999 Employment Agreement and to provide for the future and continued employment of Executive upon the terms and conditions herein provided;

            NOW, THEREFORE, it is mutually agreed by and between the parties hereto as follows:
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                                   ARTICLE I

                                   EMPLOYMENT

            Subject to and upon the terms and conditions of this Agreement, the Company hereby employs and agrees during the term hereof, and subject to the terms and conditions hereof, to continue the employment of the Executive, and the Executive hereby accepts such continued employment in her capacity as President and Chief Executive Officer of the Company, with the title of President and Chief Executive Officer. Executive shall report to the Board of Directors of the Company. Executive shall also serve as President and Chief Executive Officer of the Company's principal operating subsidiary, Comprehensive Behavioral Care, Inc. ("CBC") and any other subsidiaries or affiliates of the Company as determined by the Board of Directors.

                                   ARTICLE II

                      ELECTION OF EXECUTIVE AS A DIRECTOR;
                DIRECTORS LIABILITY INSURANCE AND INDEMNIFICATION

            (A) Election of Executive as a Director of the Company

            Upon the execution of this Agreement and for the full term hereof and any extended term, the Company shall cause Executive to continue to be elected as a Class I Director of the Company. The Company shall, during the full term of this Agreement and any extended term, utilize its best efforts to cause Executive to be re-elected to such position. Such best efforts shall, in the case of the Company, include but not be limited to including Executive as part of management's slate of Directors to be elected by shareholders, endorsing the election of Executive as a director, and soliciting proxies for the election of Executive.

            (B) Procurement of Directors Liability Insurance

            So long as Executive shall serve as an officer and Director of the Company, the Company shall procure and obtain, and continue in full force and effect, at its sole cost and expense, an Officers and Directors liability insurance policy in an amount of not less than

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$1 million. Such policy of insurance shall insure against claims and liability while acting in the capacity of an officer or director of the Company or any subsidiary thereof, shall provide for the defense of all such claims and shall be subject to fraud exclusions and other usual and customary exclusions contained in such policies as offered and written in the City of Tampa, Florida. Such policy shall be obtained from a reputable insurance carrier rated B+ or better by Best.

            (C) Indemnification

            During the term of employment, and subsequent thereto with respect to any claim arising out of or in connection with her employment with the Company or any subsidiary of the Company during the term of this Agreement, the Company shall indemnify and hold Executive harmless from all claims and liability, loss or damage (including but not limited to judgments, fines and amounts paid in settlement), asserted against Executive or incurred by Executive, including reasonable attorneys fees and costs of investigation (the "Indemnification"). The Indemnification provided for herein shall be in addition to and not in substitution or diminution of any and all rights to indemnification which Executive may be entitled to under the laws of the State of Delaware or the Certificate of Incorporation or By-Laws of the Company, or existing Indemnification Agreement between Executive and the Company.

            In furtherance of the Indemnification, the Company shall indemnify Executive from any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, including any action by or in the right of the Company, by reason of the fact that Executive is or was an officer or director of the Company or any subsidiary of the Company.

            All expenses, including reasonable attorneys fees, incurred by Executive in defending any civil, criminal, administrative or investigative action, suit or proceeding, shall, upon request by Executive, be paid and advanced by the Company in advance of the final

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disposition of such action, suit, or proceeding; provided, however, that
Executive shall repay to the Company all amounts so advanced if it shall be ultimately and finally determined that Executive is not entitled to be indemnified under the laws of the State of Delaware. All advances shall be made by the Company within 10 days after the request therefor by Executive accompanied by a statement by Executive's counsel that the amount of advance requested is fair and reasonable.

            The Indemnification provided in this Article II shall enure to the benefit of Executive, her heirs, executors and administrators. The Company shall enter into a separate Indemnification Agreement with Executive, which shall incorporate the provisions of this Article II.

            (D) Indemnification Trust. The Company has, by agreement dated January 21, 1999 entered into between it and Bank of America, as Trustee, established an Indemnification Trust in the amount of $250,000 for the benefit of its present and former officers and directors, of which Executive is included therein and shall be deemed to be a beneficiary thereof (the "Indemnification Trust"). The Company covenants and agrees to continue such Indemnification Trust for the term and any extended term of this Agreement and, as to Executive, three years following Executive having ceased to be a director or officer of the Company. Except for increasing the amount of the Indemnification Trust, the Company shall not alter, amend or modify the Indemnification Trust except upon Executive's written consent.

                                   ARTICLE III

                                     DUTIES

            (A) Executive shall, during the term of her employment with the Company, and subject to the reasonable and good faith direction and control of the Company's Board of Directors, perform such duties and functions for the Company and any subsidiary or affiliate of

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the Company as she may be called upon to perform by the Company's Board of
Directors during the term and any extended term of this Agreement consistent with the position of President and Chief Executive Officer of the Company and of CBC.

            (B) The Executive agrees to devote her full business time and best efforts to the performance of her duties for the Company, and to render such services for any subsidiary or affiliate corporations of the Company.

            (C) The Executive shall perform, in conjunction with the Company's Senior Management, to the best of her ability the following services and duties for the Company and its subsidiary or affiliate corporations (by way of example, and not by way of limitation):

                  1. Those duties attendant to the position with the Company for which she is hired;

                  2. Strategic planning to preserve and enhance the Company's business, including financial and operational oversight of the business of the Company;

                  3. Promotion of the relationships of the Company and its
            subsidiary and affiliate corporations with their respective employees, customers, suppliers and others in the business and investment community;

                  4. Supervision and oversight of the clinical functions of the
            Company, including any related regulatory and compliance issues;

                  5. The development of responses by the Company to Requests For
            Proposals and the oversight of managed behavioral health care contracts obtained by the Company.

                  6. Supervision and oversight of the Company's Marketing
            function.

            (D) The Company acknowledges that Executive has substantial business and financial background and experience, and may act in an advisory capacity to various businesses,

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as well as the management of her own investments (the "Non-Competitive
Activities"). The Company consents to Executive continuing to engage in the Non-Competitive Activities for her own pecuniary benefit, and to serve as a director of any publicly held company; provided that such directorship is not with a competitor of the Company, a vendor, or any client of the Company, its subsidiaries and affiliates.

                                   ARTICLE IV

                    PRINCIPAL BUSINESS LOCATION OF EXECUTIVE

            Executive shall be based in the Greater Tampa, Florida Area, and shall undertake such occasional travel, within or without the United States as is or may be reasonably necessary in the interests of the Company. The Company agrees that, during the term or extended term hereof, it will not permanently or temporarily (in excess of 10 consecutive days in any six month period) assign or locate Executive outside of the Greater Tampa, Florida Area regardless of where the Company may determine to locate its principal executive offices.

                                    ARTICLE V

                                  COMPENSATION

            (A) Commencing the effective date hereof and during the full term and any extended term of this Agreement, Executive shall continue to receive a base salary (the "Base Salary") at the rate of $175,000 per annum payable in equal bi-weekly increments or such regular pay periods as the Company may adopt. Such Base Salary shall be increased to $205,000 per annum effective June 1, 2003.

            (B) In addition to the Base Salary, beginning with the Company's fiscal year ending May 31, 2004, Executive shall be eligible to earn an annual performance bonus (the "Performance Bonus") equal to the greater of 2 -1/2% of the Company's earnings before interest, taxes, depreciation and amortization ("EBITDA") or $25,000. EBITDA will be calculated to

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include any expense from such performance bonus and no performance bonus will be earned by Executive in the event of an EBITDA loss. The Company's Compensation and Stock Option Committee reserves the right to increase the Performance Bonus based on exceptional performance by the Executive. The Performance Bonus as herein provided shall be computed by the Company's Compensation and Stock Option Committee, with review by the Company's independent auditors, and shall be paid to Executive within ninety (90) days following the end of the Company's fiscal year. Such computation by the Company's Compensation and Stock Option Committee shall be final and binding.

            (C) The Company shall deduct from Executive's compensation all federal, state and local taxes which it may now or may hereafter be required to deduct.

                                   ARTICLE VI

                      SPECIAL SEVERANCE BENEFIT UPON CHANGE
                     IN CONTROL; SEVERANCE UPON TERMINATION

            In the event of a Change in Control of the Company, as defined herein, Executive, in her sole discretion, may elect to terminate her employment at any time within one (1) year following a change in control. Upon the election of the Executive to terminate her employment, the Company shall pay to Executive a special lump sum severance payment equal to two times the sum of Executive's prevailing Base Salary (the "Severance Benefit"). In the event that Executive does not elect to terminate her employment within one year following a Change in Control and during such one year period or at any time thereafter during the unexpired term of this Agreement and (i) her employment is terminated by the Company for reasons other than cause, as defined herein, or (ii) though not terminated by the Company, Executive's duties and responsibilities are materially curtailed or diminished from those prevailing immediately preceding the time of the Change in Control, and following such material curtailment or diminution, Executive elects to terminate her employment irrespective of whether or not the term

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of this Agreement shall have expired, then the Company shall pay to the
Executive a severance benefit equal to the greater of the Executive's Base Salary for the unexpired portion of the term or an amount equal to two times the amount of Executive's Base Salary.

            As used herein, a Change in Control of the Company shall mean (i) the acquisition by any person or group as defined in Rule 13D(3) under the General Rules and Regulations under the Securities Exchange Act of 1934 (other than a corporation or employee benefit plan sponsored by the corporation) of the beneficial ownership of right to vote 20% or more of the total number of votes of the Company's voting securities eligible to vote in the election of Directors of the Company or (ii) the election of a majority in number of Directors of the Company not proposed by (a) the existing Directors of the Company or (b) Directors appointed by existing Directors to fill vacancies on the Board. For the purpose of this Article VI, cause shall constitute (i) cause as defined in Paragraph A of Article XIII, (ii) the death of Executive or (iii) the inability of Executive to perform her usual duties by reason of physical or mental disability for sixty consecutive days or sixty days in any consecutive twelve month period.

                                   ARTICLE VII

                                    BENEFITS

            (A) During the term or any extended term hereof, (i) the Company shall provide to Executive the Company's standard health and major medical insurance for Executive and Executive's dependents as generally available to other executives of the Company; (ii) Executive shall be permitted to participate in any retirement savings plan (i.e. 401k Plan) as generally offered and made available to other executives of the Company; (iii) the Company shall provide to Executive life and disability insurance as generally made available to executives of the Company; (iv) Executive shall be reimbursed by the Company, upon presentation of

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appropriate vouchers, for all reasonable business expenses incurred by the
Executive on behalf of the Company consistent with the Company's travel and reimbursement policies; (v) the Company shall provide Executive with the use of an automobile or alternatively pay to Executive an automobile allowance of $250 bi-weekly, which shall be for the purpose of partially reimbursing Executive for the use by Executive of her personal automobile. The Company reserves the right to alter, modify, or change any currently offered health insurance, retirement savings plan, or other group benefit.

            (B) For each year of the term hereof, Executive shall be entitled to receive four weeks of paid vacation during each 12-month period of employment, to be accrued in accordance with the Company's vacation policies and to be taken at such time as not to interfere with projects then in process and within the maximum carry over limits as available to all employees of the Company. Additionally, Executive shall be accorded such leave and holidays generally made available to other Executive Officers of the Company.

            (C) Executive shall be eligible to participate, if adopted, in any Senior Executive Retirement Plan as implemented and approved by the Board of Directors. Participation shall be in an amount and shall be earned and vested in accordance with any plan the Company may ultimately adopt.

            (D) Executive shall be eligible to participate in any Deferred Compensation Plan as implemented by the Company in its discretion. Participation will be intended to give the ability to defer portions of the Executive's annual base salary and up to all of a Participant's earned annual incentive in accordance with finalized parameters of any approved Plan.


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                                  ARTICLE VIII

                            SPECIAL TRANSACTION BONUS

            The Company, in furtherance of a desire and general purpose to preserve and enhance its value for the benefit of itself and its shareholders, desires to make provision for Executive to receive a special transaction bonus (the "Special Transaction Bonus") as a result of a transaction occurring during the term or within 12 months thereafter in which the Company (i) with the approval of its Board of Directors, (ii) enters into and concludes a merger with and into another entity in which the Company is not the surviving entity or a sale of all or substantially all of the Company's assets (a "Special Transaction") and (iii) in which the value of the Special Transaction is $5 million or more (the "Special Transaction Value"). As an incentive to Executive, the Company shall pay to Executive upon consummation of a Special Transaction, a Special Transaction Bonus equal to 1% of the Special Transaction Value in excess of $5 million.

                                   ARTICLE IX

                                 NON-DISCLOSURE

            The Executive shall not, at any time during or after the termination of her employment hereunder except when acting on behalf of and with the authorization of the Company, make use of or disclose to any person, corporation, or other entity, for any purpose whatsoever, any trade secret or other confidential information concerning the Company's business, finances, marketing information, managed care business, plans and programs, contract proposals, psychiatric and dependency operations, and information relating to any managed care, capitation, sales or marketing programs of the Company (collectively referred to as the "Proprietary Information"). For the purposes of this Agreement, trade secrets and confidential information shall mean information disclosed to the Executive or known by her solely as a consequence of her employment by the Company, whether or not pursuant to this Agreement,

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and not generally known (other than as disclosed by any person in breach of any obligation of confidentiality to the Company) in the industry, concerning the business, finances, methods, operations, marketing information, and information relating to the sales and marketing of the Company.

                                    ARTICLE X

                              RESTRICTIVE COVENANT

            (A) In the event of the voluntary termination of employment with the Company by Executive, Executive agrees that she will not, for a period of twelve months following such termination, directly or indirectly enter into or become associated with or engage in any other business (whether as a partner, officer, director, shareholder, employee, consultant, or otherwise), which business is primarily involved in providing or marketing managed behavioral health care programs on a contract or capitated basis.

            (B) In furtherance of the foregoing, Executive shall not during the aforesaid period of non-competition, directly or indirectly, in competition with the Company, solicit any management person who was employed by the Company or solicit any provider, insurer or group through, from or with which the Company transacted any managed behavioral health care business. The foregoing shall not be deemed or construed to prevent Executive from soliciting any consultant or advisor to the Company for any project that Executive may participate in which is not in violation of this Article X.

            (C) If any court shall hold that the duration of non-competition or any other restriction contained in this paragraph is unenforceable, it is our intention that same shall not thereby be terminated but shall be deemed amended to delete therefrom such provision or portion adjudicated to be invalid or unenforceable or in the alternative such judicially substituted term may be substituted therefor.


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                                   ARTICLE XI

                                      TERM

            This Agreement shall have an initial term commencing February 1, 2003 and terminating on May 31, 2006. This Agreement shall be automatically renewed and extended on its same terms and conditions for up to two consecutive eighteen month periods unless either party gives written notice to the other at least six months prior to the initial termination date or renewal termination date, as the case may be, of its intention not to renew. In the event that the Company notifies Executive of its intent not to renew this Agreement, the Company agrees to pay to Executive, upon the expiration of this Agreement without renewal, a lump sum severance payment equal to six (6) months Base Salary plus one month's Base Salary for each year of service since the commencement of Executive's initial employment with the Company, plus a further sum equal to 50% of the maximum amount of annual Performance Bonus that Executive could have earned in the year in which the non-renewal occurs as provided in Article V(B) hereof, regardless of actual or pro forma pre-tax earnings. In addition, and commencing upon the expiration of this Agreement without renewal, the Company shall, at its expense, continue to provide Executive with her existing healthcare insurance coverage for 18 months or such shorter period that the Company may legally continue Executive's healthcare insurance, in which case the Company shall reimburse Executive for the cost of comparable healthcare insurance coverage for Executive and her dependents for the period commencing the time of termination or discontinuance of Executive's existing healthcare insurance and 18 months following Executive's separation from the Company. However, no such entitlement will continue once Executive has coverage through another employer or has been added onto coverage available through her spouse's employer if applicable.


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                                   ARTICLE XII

                             DISABILITY DURING TERM

            In the event that the Executive becomes totally disabled so that she is unable or prevented from performing any one or all of her usual duties hereunder, the Company shall nevertheless continue to compensate her, and she shall continue to receive her Base Salary as provided under Article V of this Agreement for the remainder of the unexpired term. The obligation of the Company to make the aforesaid payments shall be modified and reduced and the Company shall receive a credit for all disability insurance payments which Executive may receive or to which she may become entitled; provided, however, that the premiums for such disability insurance had been paid by the Company or had been reimbursed to Executive by the Company.

                                  ARTICLE XIII

                                   TERMINATION

            (A) Notwithstanding anything herein contained, if on or after the date hereof and prior to the end of the employment term, Executive is terminated "For Cause" (as defined below) then the Company shall have the right to give notice of termination of Executive's services hereunder as of a date to be specified in such notice, and this Agreement shall terminate on the date so specified. For purposes of this Agreement, termination "For Cause" shall mean the commission by Executive of any criminal act against the Company involving theft, embezzlement, misappropriation of property, or criminal fraud. In the event that Executive is terminated For Cause, Executive shall be entitled to receive only the unpaid portion of her base salary to the date on which such termination shall take effect. In addition, in the event of termination "For Cause," Executive shall not be eligible for a Performance Bonus.


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            (B) In the event that Executive shall die, then this Agreement shall terminate on the date of Executive's death. Within 30 days following such termination, the Company shall commence to make monthly payments to the estate or personal representative of Executive in an amount equal to Executive's then prevailing Base Salary for the full remaining unexpired term, or for 12 months, whichever period is greater. In addition, if Executive shall die before payment has been made by the Company to Executive specific to any Performance Bonus that is determined by the Compensation and Stock Option Committee, and confirmed by the Company's independent auditors, as having been earned by Executive but is unpaid at the time of Executive's death having occurred within 90 days of the fiscal year end, the Company shall make payment to the estate or personal representative of Executive.

            (C) In the event that the Company terminates Executive "Without Cause," (as defined below) then the Company shall be obligated to pay to Executive an amount equal to the greater of (i) the balance of the Base Salary for the remainder of the employment term or (ii) an amount equal to two years Base Salary. For purpose of this Agreement, termination Without Cause shall mean
(i) termination for any reason other than as provided under paragraph A or B of this Article XII, (ii) a Change in Control, or (iii) a change in the title of the Executive or a material curtailment or diminution of the Executive's duties and responsibilities.

                                   ARTICLE XIV

                                  STOCK OPTIONS

            Commencing on the execution of this agreement and continuing each year thereafter at the date of the annual shareholders meeting beginning with the 2003 annual shareholders meeting, subject however, to Executive being in the continued employ of the Company and subject to the Company having options available to grant, Executive shall be granted options (the "Annual Stock Options") to purchase 25,000 shares of the Company's


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common stock. The Company's Compensation and Stock Option Committee reserves the right to increase the Annual Stock Options award based on exceptional performance by the Executive. The exercise price of the Annual Stock Options shall be equal to the fair market value of the common stock of the Company on the date of each annual grant. The Annual Stock Options shall be designated as incentive stock options to the extent eligible by law, with the balance designated as non-incentive stock options. Each Annual Stock Option shall be exercisable in accordance with the standard terms and conditions of the Company's stock option grants; provided, however, that 50% of each Annual Stock Option shall vest and become exercisable on the six-month anniversary date of the grant and the remaining 50% shall vest on the first anniversary date of the grant; and provided further, however, that the vesting of each Annual Stock Option shall immediately vest and become exercisable upon the occurrence of a termination "Without Cause", as defined in Article XIII hereof.

                                   ARTICLE XV

                         TERMINATION OF PRIOR AGREEMENTS

            This Agreement sets forth the entire agreement between the parties and supersedes the 1999 Employment Agreement, and all prior agreements between the parties, whether oral or written.

                                   ARTICLE XVI

                                   ARBITRATION

            Any dispute arising out of the interpretation, application and/or performance of this Agreement shall be settled through final and binding arbitration before a single arbitrator in Tampa, Florida in accordance with the commercial rules of the American Arbitration Association. The arbitrator shall be selected by the Association and shall be an attorney at law

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experienced in the field of corporate law. Any judgment upon any arbitration award may be entered in any court, federal or state, having competent jurisdiction of the parties.

                                  ARTICLE XVII

                                  SEVERABILITY

            If any provision of this Agreement shall be held invalid and unenforceable, the remainder of this Agreement shall remain in full force and effect. If any provision is held invalid or unenforceable with respect to particular circumstances, it shall remain in full force and effect in all other circumstances.

                                  ARTICLE XVIII

                                     NOTICE

            All notices required to be given under the terms of this Agreement shall be in writing and shall be deemed to have been duly given only if delivered to the addressee in person or mailed by certified mail, return receipt requested, as follows:

            If to the Company:      Comprehensive Care Corporation
                                    200 South Hoover Boulevard
                                    Building 219, Suite 200
                                    Tampa, Florida  33609

            If to the Executive:    Mary Jane Johnson
                                    Addressed to the Most Recent
                                    Residence Address Contained
                                    in Executive's Personnel File

or to any such other address as the party to receive the notice shall advise by due notice given in accordance with this paragraph.

                                   ARTICLE XIX

                                     BENEFIT

      This Agreement shall inure to, and shall be binding upon, the parties hereto, the successors and assigns of the Company, and the heirs and personal representatives of the Executive.


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                                   ARTICLE XX

                                     WAIVER

            The waiver by either party of any breach or violation of any provision of this Agreement shall not operate or be construed as a waiver of any subsequent breach of construction and validity.

                                   ARTICLE XXI

                                  GOVERNING LAW

            This Agreement has been negotiated and executed in the State of Florida, and Florida law shall govern its construction and validity.

                                  ARTICLE XXII

                                ENTIRE AGREEMENT

            This Agreement contains the entire agreement between the parties hereto. No change, addition or amendment shall be made hereto, except by written agreement signed by the parties hereto.


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            IN WITNESS WHEREOF, the parties hereto have executed this Agreement and affixed their hands and seals the day and year first above written.

(Corporate Seal)                    COMPREHENSIVE CARE CORPORATION


                                    By  /s/  Robert J. Landis
                                       ----------------------------------------
                                       Name:  Robert J. Landis
                                       Title: Chairman, Chief Financial Officer,
                                              and Treasurer



                                     /s/  Mary Jane Johnson
                                    ------------------------------------
                                       MARY JANE JOHNSON (Executive)


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